UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2011

RAMTRON INTERNATIONAL CORPORATION
____________________________________________________________________
(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code:  (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 19, 2011, Ramtron International Corporation (the “Company”) announced that Robert R. Djokovich resigned as Chief Operating Officer of the Company, effective January 17, 2011. The Company and Mr. Djokovich have agreed that his resignation will constitute a termination of employment as of January 17, 2011.  The Company and Mr. Djokovich also terminated as of January 17, 2011, Mr. Djokovich’s Change in Control Severance Agreement. In connection with his resignation the Company agreed to pay Mr. Djokovich an amount equal to his current salary on his normal payroll schedule, and to continue his current health plan benefits, through July 17, 2011. Ramtron does not intend to name a replacement Chief Operating Officer at this time as it plans to distribute most of the responsibilities of the role to Mary Chu, the Company’s newly appointed VP of operations with executive oversight by Ramtron’s CEO, Bill Staunton.

On January 19, 2011, the Company also announced that Michael D. Hollabaugh, who had been Senior Vice President of Marketing and Sales of the Company was promoted to the Chief Marketing Officer, a newly created position, of the Company. Michael D. Hollabaugh joined the Company in 2003. Immediately prior to joining the Company, Mr. Hollabaugh was vice president of Fairchild Semiconductor’s mixed-signal business, where he was responsible for leading the design and manufacturing of high-speed mixed signal integrated circuits.  Prior to his employment at Fairchild, Mr. Hollabaugh was vice president of sales and marketing for Valor Electronics and Trident Microsystems, as well as vice president of business and product development at Applied Micro Circuits Corporation. Effective with his appointment, Mr. Hollabaugh’s salary was increased to $267,500 per annum. No other change was made in Mr. Hollabaugh’s compensation.

Ramtron also announced the appointment of semiconductor operations veteran, Mary Chu, as the company’s vice president of operations, a new executive position, not a corporate officer.

Item 7.01    REGULATION FD DISCLOSURE

On January 19, 2011, the Company issued a press release announcing Mr. Djokovich’s resignation, the promotion of Mr. Hollabaugh and the hiring of Mary Chu.   A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits:

99.1	Press Release dated January 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Eric A. Balzer
Eric A. Balzer
Chief Financial Officer
(Principal Accounting Officer and
Duly Authorized Officer of the
Registrant)

Dated: January 19, 2011

2